Exhibit 32.1
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Annual Report on Form 10-K of BioMarin Pharmaceutical Inc. (the Company) for the year ended December 31, 2020 as filed with the Securities and Exchange Commission on the date hereof (the Report), we, Jean-Jacques Bienaimé, and Brian R. Mueller, hereby certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that:
(1)the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2)the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/S/ JEAN-JACQUES BIENAIMÉ

Jean-Jacques Bienaimé Chief Executive Officer
February 26, 2021

/S/ BRIAN R. MUELLER

Brian R. Mueller Executive Vice President, Chief Financial Officer
February 26, 2021
This certification accompanies the Form 10-K to which it relates, is not deemed filed with the Securities and Exchange Commission and is not to be incorporated by reference into any filing of BioMarin Pharmaceutical Inc. under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended (whether made before or after the date of the Form 10-K), irrespective of any general incorporation language contained in such filing.